UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 1, 2020, the Board of Directors (the "Board") of OptiNose, Inc. (the “Company”) appointed Tomas J. Heyman as a member of the Board. Mr. Heyman was appointed as a Class I director, with an initial term expiring at the 2021 annual meeting of stockholders.

Mr. Heyman will be compensated for his service on the Board in accordance with the Company’s non-employee director compensation policy. Additionally, Mr. Heyman entered into the Company's standard indemnification agreement for directors and officers, the form of which was filed as an exhibit to the Company's registration statement on Form S-1 (Registration No. 333-220515), and will be covered by the Company’s directors' and officers' insurance policy.

There is no arrangement or understanding between Mr. Heyman and any other person pursuant to which Mr. Heyman was appointed as a director. Except as described herein, there are no existing or currently proposed transactions to which the Company or any of its subsidiaries is a party and in which Mr. Heyman has a direct or indirect material interest.

Additionally, effective as the close of the regularly scheduled Board meeting to be held on December 11, 2020, Mr. William F. Doyle will be resigning from the Board and as a member of the Board’s Nominating & Corporate Governance committee. Mr. Doyle’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. The Company thanks Mr. Doyle for his service and valuable contributions to the Company.

Item 7.01 Regulation FD Disclosure.

On December 1, 2020, the Company issued a press release announcing the appointment of Thomas J. Heyman to the Company's Board of Directors and the resignation of William F. Doyle from the Board. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

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The information included in Item 7.01 (including Exhibit 99.1) of this Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any Company filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release, dated December 1, 2020, issued by OptiNose, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: December 1, 2020